UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
51 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	SPWR	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 14, 2020, the Compensation Committee of SunPower Corporation, a Delaware corporation (the “Company”), approved additional temporary reductions in the base salaries of certain of its executive officers, superseding those previously approved and announced on March 25, 2020, as set forth in the table below. The reductions were approved at management’s request, with such changes to take effect on April 20, 2020. Reduced salaries will be subject to reinstatement upon the earlier of (i) the achievement of certain financial milestones, or (ii) January 1, 2021, and are subject in all respects to compliance with local employment and other legal requirements.

Executive Officer	Percentage Reduction	Reduced Base Salary ($)
Thomas H. Werner, President and Chief Executive Officer	50%	300,000
Jeffrey Waters, Chief Executive Officer, SunPower Technologies	50%	300,000
Manavendra S. Sial, Executive Vice President and Chief Financial Officer	35%	282,750
Douglas J. Richards, Executive Vice President, Administration	35%	247,000
Kenneth L. Mahaffey, Executive Vice President and General Counsel	35%	217,750

Item 7.01.	Regulation FD Disclosure

On April 20, 2020, the Company announced further actions it is taking to proactively address financial and operational impacts of the COVID-19 pandemic and position itself well for when the solar industry returns to strong growth, while continuing to invest in its storage, digital initiatives, and its Maxeon 7 technology, while maintaining exceptional customer service.

These actions include (i) temporarily reducing the salaries of certain of its executive officers, as detailed in Item 5.02; (ii) temporarily reducing a portion of the Company’s employees to a four-day work week, subject to periodic reassessment, to address reduced demand and workloads related to the pandemic, with exceptions for certain groups, including those supporting customer and asset services; and (iii) the recent idling of the Company’s factories in France, Malaysia, Mexico, the Philippines, and the U.S., with the expectation that they will come back online in the coming weeks. The Company expects to have existing inventory to meet customer needs.

The Company remains on track to complete its planned split into two independent, publicly traded companies by the end of the second quarter of 2020, dependent on the timing of regulatory approvals and the satisfaction of certain closing conditions.

Additionally, the Company’s $55 million credit revolver remains undrawn, and the Company anticipates that its existing tax equity and debt capacity is sufficient to fund all projects throughout the remainder of 2020.

The information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

The above information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding (a) the efficacy of the Company’s measures to address the impact of COVID-19 pandemic on its business, operations, and financial performance; (b) the Company’s expectations regarding its ability to continue to invest in product development and otherwise pursue its business in the current environment, and its relationship to achieving the Company’s strategic initiatives, and positioning for future success; (c) the anticipated spin-off of Maxeon Solar, including timing and certainty and the ability to obtain necessary regulatory approvals and satisfy other conditions to closing; (d) the Company’s expectations regarding its ability to re-open manufacturing facilities, and the timeline on which such re-opening may occur; and (e) the Company’s expectations regarding growth opportunity, its positioning for future success, and the expected timing of recovery. These forward-looking statements are based on the Company’s current assumptions, expectations, and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to: (1) the inability to accurately predict the scope and impact of disruptions to the Company’s business from epidemics and natural disasters, including the COVID-19 pandemic and responses to it, including government actions that may negatively affect our ability to operate for some period; (2) challenges in executing transactions key to the Company’s strategic plans, including regulatory and other challenges that may arise; (3) the Company’s liquidity, substantial indebtedness, and ability to obtain additional financing for the Company’s projects and customers; (4) changes in public policy, regulatory changes, and the availability of economic incentives promoting use of solar energy; (5) containing manufacturing and logistics difficulties that could arise; (6) challenges managing the Company’s acquisitions, joint ventures and partnerships, including the Company’s ability to successfully manage acquired assets and supplier relationships; and (7) risks relating to the Company’s ability to complete its separation into two independent public companies and to complete the associated investment by TZS in Maxeon Solar, which may not be consummated within the anticipated period or at all. A detailed discussion of these factors and other risks that affect the Company’s business is included in filings the Company makes with the Securities and Exchange Commission (the “SEC”) from time to time, including the Company’s most recent report on Form 10-K, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or on the SEC Filings section of the Company’s Investor Relations website at investors.sunpower.com. All forward-looking statements in this Current Report on Form 8-K are based on information currently available to the Company, and the Company assumes no obligation to update these forward-looking statements in light of new information or future events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

April 20, 2020	By:	/S/ MANAVENDRA S. SIAL
	Name:	Manavendra S. Sial
	Title:	Executive Vice President and Chief Financial Officer